  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________
SCHEDULE 14A
(RULE 14A – 101)
INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary proxy statement.
[   ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[   ]  Definitive proxy statement.
[X]  Definitive additional materials.
[   ]  Soliciting material pursuant to §240.14a-12.

CAPSTONE THERAPEUTICS CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: _______________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies: _______________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction: ______________________________________________________________________________________________

5)	Total fee paid: __________________________________________________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid: __________________________________________________________________________________________________________________

2)	Form, Schedule or Registration Statement No.: __________________________________________________________________________________________________

3)	Filing Party: ____________________________________________________________________________________________________________________________

4)	Date Filed: _____________________________________________________________________________________________________________________________

1275 West Washington Street - Suite 101
Tempe, AZ 85281
(602) 286-5520
www.capstonethx.com
Nasdaq: CAPS

Capstone Therapeutics Reminds Stockholders of Annual Meeting on June 6, 2011 and Encourages All Stockholders to Vote

TEMPE, Ariz., May 26, 2011 (GLOBE NEWSWIRE) -- Capstone Therapeutics (Nasdaq:CAPS) (the "Company") reminds stockholders that its Annual Meeting is scheduled for Monday June 6, 2011 and encourages all eligible stockholders (stockholders of record on April 21, 2011) to vote. Brokers are no longer allowed to vote without instructions on the election of directors, making it very important for all stockholders to vote to insure sufficient votes are present to achieve a quorum. Without a quorum, the meeting cannot be convened and will be rescheduled. Stockholders are requested to either return their proxy cards in the envelope provided with the previously delivered proxy materials or vote on www.proxyvote.com.

Copies of the Company's proxy materials are available under the Investors section (SEC Filings or Annual Reports) of the Company's website at www.capstonethx.com.

Capstone's corporate headquarters are in Tempe, Arizona. For more information, please visit the Company's website: www.capstonethx.com.

The Capstone Therapeutics logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5429

Editor's Note: This press release is also available under the Investors section of the Company's website at www.capstonethx.com.

CONTACT: Karen Struck, Investor Relations
         (602) 286-5250
         kstruck@capstonethx.com

         Lauren Glaser - The Trout Group
         (415) 392-3310
         lglaser@troutgroup.com